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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                   FORM 8-K

                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)         October 16 , 1998
                                                 -------------------------------


                         HOLLYWOOD CASINO CORPORATION
                               HWCC-TUNICA, INC.
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          (Exact name of each Registrant as specified in its charter)


          DELAWARE                                                75-2352412
           TEXAS                    33-48887                      75-2513808
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(State or other jurisdiction      (Commission                   (IRS Employer
     of incorporation)            File Number)               Identification No.)


Two Galleria Tower, Suite 2200, 13455 Noel Road, Dallas, Texas  75240
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                (Address of principal executive offices)         (Zip Code)



Registrant's telephone number, including area code (972) 392-7777
                                                  ------------------------------



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        (Former name or former address, if changed since last report.)

                                       1
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ITEM 4. CHANGES IN REGISTRANTS' CERTIFYING ACCOUNTANT

     (a) Hollywood Casino Corporation (the "Company" or "HCC") recently filed a complaint against Arthur Andersen LLP ("Andersen"), HCC's certifying accountants, and others alleging negligent advice and breach of contract with respect to the tax consequences resulting from the spin off of the stock of Greate Bay Casino Corporation ("GBCC") to HCC's shareholders on December 31, 1996. A copy of the complaint is included as an exhibit to this Form 8-K and is incorporated herein by reference.

     In view of the pending litigation discussed above, the Audit Committee of the Company's Board of Directors voted on October 16, 1998 to terminate Andersen as HCC's independent accountants. There were no disagreements with Andersen of the type which would require disclosure under Item 304 of Regulation S-K. Andersen's report on the consolidated financial statements of HCC for the past two years was unqualified.

     As previously disclosed in the Company's Form 10-Q for the period ended June 30, 1998, HCC was recently advised that it may have to modify its tax treatment with respect to the spin off of GBCC's stock. The Company commenced an investigation and is continuing to work with the assistance of outside advisors and consultants to determine the extent of changes that might be required to its 1996 and subsequent income tax returns and the appropriate financial statement disclosure. Based on its initial review, the Company expects that it will be required to recognize taxable income for 1996 and succeeding periods. Management believes, however, that net operating loss carryforwards and other tax attributes will largely offset the taxable income. The consolidated financial statements of the Company reflect a valuation allowance relating to the deferred tax assets associated with the net operating loss carryforwards at December 31, 1996 and 1997. To the extent that net operating loss carryforwards and other tax attributes are used to offset such taxable income, they will not be available to offset future taxable income. Until the Company completes its investigation, the full impact of the revised tax treatment on its financial statements is uncertain. HCC will disclose the results of its investigation when additional information is known.

     (b) The Company, with the consideration and approval of its Audit Committee, has engaged the firm of Deloitte & Touche LLP as its new certifying accountants.

ITEM 7. EXHIBITS

Exhibit
Number         Description
------         -----------

99.1 Petition filed on October 8, 1998 in the District Court of Dallas County, Texas by Hollywood Casino Corporation and Greate Bay Casino Corporation ("Plaintiffs") against Arthur Andersen L.L.P., Richard L. Robbins, Michael E. Gamache, Daniel J. Meehan, and Brent A. Railsback ("Defendants")

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                                  SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             HOLLYWOOD CASINO CORPORATION
                                        ----------------------------------------
                                                      Registrant


Date:  October 21, 1998                 By: /s/  Charles F. LaFrano III
       ----------------                     ------------------------------------
                                                 Charles F. LaFrano III
                                              Vice President - Finance and
                                              Principal Accounting Officer



                                                   HWCC-TUNICA, INC.
                                        ----------------------------------------
                                                      Registrant

Date:  October 21, 1998                 By: /s/  Charles F. LaFrano III
       ----------------                     ------------------------------------
                                                 Charles F. LaFrano III
                                                     Vice President

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                               INDEX TO EXHIBITS



Exhibit
Number         Description
------         -----------

99.1 Petition filed on October 8, 1998 in the District Court of Dallas County, Texas by Hollywood Casino Corporation and Greate Bay Casino Corporation ("Plaintiffs") against Arthur Andersen L.L.P., Richard L. Robbins, Michael E. Gamache, Daniel J. Meehan, and Brent A. Railsback ("Defendants")

                                       4